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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  January 29, 1998



                              POLYMER GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-14330                57-1003983
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


4838 Jenkins Ave., North Charleston, SC                              29405
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:       (803) 566-7293
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               This Instrument contains 5 page (plus Exhibits).

                    The Exhibit Index is located on page 5.
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

               On January 29, 1998, Polymer Group, Inc. (the "Company") completed its acquisition of the Nonwovens Business of Dominion Textile Inc. ("Dominion"), a Canadian corporation. The acquisition was consummated pursuant to a Master Separation Agreement, dated January 29, 1998, among the Company, Galey & Lord, Inc., a Delaware corporation ("Galey"), DT Acquisition Inc., a Delaware corporation and affiliate of the Company, Dominion, and certain subsidiaries of Dominion. The following discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K filed herewith or to be subsequently filed as indicated.

              The operations of Dominion are comprised of two businesses: the Apparel Fabrics Business (encompassing the denim and careerwear fabrics business of Dominion ) and the Nonwovens Business (encompassing the nonwovens fabric business of Dominion, and together with the Apparel Fabrics Business, the "Businesses"). As reported in the Company's Form 8-K filed on November 12, 1997, DT Acquisition announced its commencement of an all-cash tender offer for all outstanding common and first preferred shares of Dominion on October 29, 1997. Pursuant to a separate Agreement between DT Acquisition, the Company and Galey, DT Acquisition agreed to sell the Apparel Fabrics Business to Galey and the Nonwovens Business to the Company if the tender offer was successful.

              On December 19, 1997, pursuant to its Offer to Purchase dated October 29, 1997, as amended, DT Acquisition completed the purchase of 98% of the outstanding common shares of Dominion for C$14.50 per share and 96% of the outstanding first preferred shares of Dominion for $150 per share. On December 29, 1997, DT Acquisition acquired an additional 331,207 Common Shares. The Dominion Tender Offer was financed with $215 million of borrowings under DT Acquisition's $600 million senior secured credit facilities with The Chase Manhattan Bank and various other lenders, and subordinated advances of $141 million, $69 million and $25 million by Galey, ZB Holdings Inc. ("ZB Holdings"), and the Company, respectively.

              On January 29, 1998, DT Acquisition acquired the remaining common shares and first preferred shares of Dominion in a compulsory acquisition effectuated pursuant to section 206 of the Canada Business Corporation Act, and acquired all outstanding second preferred shares pursuant to a notice of redemption issued December 29, 1997. Dominion then underwent a "winding up" pursuant to which all assets of Dominion were transferred to DT Acquisition, all liabilities of Dominion were assumed by DT Acquisition and all of the outstanding common shares and first preferred shares held by DT Acquisition were redeemed.

              Immediately thereafter, pursuant to the Master Separation Agreement, the Apparel Fabrics Business was sold to Galey for approximately $464.5 million, including related fees and expenses. The Company acquired the assets and liabilities of Dominion which comprised the Nonwovens Business (held by DT Acquisition). Total consideration paid by the Company was approximately $351.7 million, including related fees and expenses. The Company financed the acquisition through borrowings under its senior credit facility with The Chase Manhattan Bank, as administrative agent, and various other lenders.

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              The primary operations of the Nonwovens Business are conducted through Poly-Bond Inc. ("Poly-Bond"), Nordlys S.A. ("Nordlys"), DIFCO, Geca-Tapes B.V. ("Geca") and Dominion Nonwovens Sudamerica ("DNS"). Poly-Bond, based in Waynesboro, Virginia, is a leading manufacturer of spunbond and spunmelt composite nonwovens used in disposable diapers, adult incontinence and feminine hygiene products. Nordlys, based in Bailleul, France, manufactures dry-laid nonwovens for industrial applications such as cable wrap, liquid filtration, medical end-uses, and electrical insulation. DIFCO, based in Magog, Quebec, produces custom designed technical fabrics. Geca, based in Tilburg, The Netherlands, manufactures industrial applications such as cable wrap and liquid filtration. DNS produces spunbond and spunmelt nonwovens to serve hygiene markets in the Mercosus trading zone.


              ZB Holdings is a wholly-owned subsidiary of The InterTech Group, Inc. ("InterTech"), an affiliate of the Company. Up to the effective date of the sale of the Businesses pursuant to the Master Separation Agreement, InterTech held a minority interest in the Company's subsidiary, DT Acquisition. InterTech's interest in DT Acquisition was redeemed concurrently with the sale of the Businesses. InterTech is wholly-owned by Jerry Zucker, Chairman, President and Chief Executive Officer of the Company and James G. Boyd, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements of Businesses Acquired

              To be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the registrant hereby undertakes to file financial statements required in response to this item on an amendment to this Form 8-K no later than 60 days after February 13, 1998.



          (b) Pro forma financial information.

              To be filed by amendment. Pursuant to Item 7(b)(2) of Form 8-K, the registrant hereby undertakes to file financial statements required in response to this item on an amendment to this Form 8-K no later than 60 days after February 13, 1998.

          (c) Exhibits

              4.1 Agreement dated October 27, 1997, among Polymer Group, Inc., Galey & Lord, Inc. and DT Acquisition Inc.

              4.2 Operating Agreement, dated December 19, 1997, among Polymer Group, Inc., Galey & Lord, Inc. and DT Acquisition Inc.

              4.3 Master Separation Agreement, dated as of January 29, 1998, among Polymer Group, Inc., Galey & Lord, Inc., DT Acquisition Inc., Dominion Textile Inc., and certain subsidiaries named therein.*

              99.1  Press Release dated January 30, 1998.

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          *To be filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POLYMER GROUP, INC.



Dated: February 13, 1998                By:  /s/ Jerry Zucker
                                             ----------------------------------
                                             Jerry Zucker
                                             Chairman, President and
                                             Chief Executive Officer


                                        By:  /s/ James G. Boyd
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                                             James G. Boyd
                                             Executive Vice President, Treasurer
                                             and Secretary

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                                 EXHIBIT INDEX

Exhibit No.                       Description
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    4.1    Agreement dated October 27, 1997, among Polymer Group, Inc., Galey &
           Lord, Inc. and DT Acquisition Inc.

    4.2 Operating Agreement, dated December 19, 1997, among Polymer Group, Inc., Galey & Lord, Inc. and DT Acquisition Inc.

    4.3 Master Separation Agreement, dated as of January 29, 1998, among Polymer Group, Inc., Galey & Lord, Inc., DT Acquisition Inc., Dominion Textile Inc., and certain subsidiaries named therein.*

    99.1   Press Release dated January 30, 1998.

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*To be filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.


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